Longbow Research 9th Annual Industrial Manufacturing & Technology Conference New York City – August 30, 2016

Safe Harbor Statements Basis of Presentation The financial information included in this presentation is based upon the condensed consolidated and combined financial statements of the Company which are presented on a basis of accounting that reflects a change in reporting entity and have been adjusted for the effects of the spin-off from The Hertz Corporation. These financial statements and financial information represent only those operations, assets, liabilities and equity that form Herc Holdings on a stand-alone basis. Since the spin-off occurred on June 30, 2016, the financial statements represent the carve-out financial results for the Company for the first six months of 2016 and include all spin-off impacts through June 30, 2016. All prior period amounts represent carve-out financial results. Forward-Looking Statements This presentation contains statements that are not statements of historical fact, but instead are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. We caution readers not to place undue reliance on these statements, which speak only as of the date hereof. There are a number of risks, uncertainties and other important factors that could cause our actual results to differ materially from those suggested by our forward-looking statements, including those set forth in the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2106 (the Form 10-Q), including: • Risks related to the spin-off and our separation from Hertz Car Rental Holdings Company, Inc. (“New Hertz”), such as: we have no operating history as a stand-alone public company, and our historical and pro forma financial information is not necessarily representative of the results that we would have achieved as a separate, publicly traded company and may not be a reliable indicator of our future results, given the incremental costs are incurring; the loss of the Hertz brand and reputation; the decrease in purchasing power we may experience and the liabilities we have assumed in connection with the spin-off; we may not achieve some or all of the expected benefits of the spin-off and our assets and resources may not be sufficient for us to operate as a stand-alone company; if there is a determination that any portion of the spin-off transaction is taxable for U.S. federal income tax purposes then we and our stockholders could incur significant tax liabilities, and we could also incur indemnification liability if we are determined to have caused the spin-off to become taxable; our ability to engage in financings, acquisitions and other strategic transactions using equity securities is limited due to the tax treatment of the spin-off; the spin-off may be challenged by creditors as a fraudulent transfer or conveyance; and if the spin-off is not a legal dividend, it could be held invalid by a court and have a material adverse effect on our business, financial condition and results; • Risks related to the restatement of financial statements previously issued by Hertz Global Holdings, Inc. (in its form prior to the spin-off, “Hertz Holdings”), including that the restatement could expose us to additional risks that could materially adversely affect our financial position, results of operations and cash flows; we have identified material weaknesses in our internal control over financial reporting that may adversely affect our ability to report our financial condition and results of operations in a timely and accurate manner, which may adversely affect investor confidence in us and, as a result, the value of our common stock; and the restatement of Hertz Holdings’ previously issued financial results has resulted in government investigations, books and records demands, and private litigation and could result in government enforcement actions and private litigation that could have a material adverse impact on our results of operations, financial condition, liquidity and cash flows; 2NYSE: HRI

Safe Harbor Statements - Continued • Risks related to the securities market and ownership of our stock, including that an active trading market for our common stock may not be sustained and the market price of our common stock may fluctuate significantly; our accounting and other management systems and resources may not be adequately prepared to meet the ongoing financial reporting and other requirements; and the market price of our common stock could decline as a result of the sale or distribution of a large number of shares of our common stock or the perception that a sale or distribution could occur; • Business risks could have a material adverse effect on our business, results of operations, financial condition and/or liquidity, including the cyclicality of our business, a slowdown in economic conditions or adverse changes in the economic factors specific to the industries in which we operate, such as recent declines in oil prices further negatively impacting the upstream oil and gas industry and extending to other markets we service; intense competition in the industry, including from our own suppliers; any decline in our relations with our key national account or industrial account customers or the amount of equipment they rent from us; any occurrence that disrupts rental activity during our peak periods (given the seasonality of the business, especially in the construction industry); any inability to accurately estimate future levels of rental activity and adjust the size and mix of our fleet accordingly; any inability to purchase adequate supplies of competitively priced equipment or to collect on contracts with customers; our equipment rental fleet is subject to residual value risk upon disposition and may not sell at the prices we expect; we may not be successful implementing our strategy of further reducing operating costs and our cost reduction initiatives may have adverse consequences; an impairment of our goodwill or our indefinite lived intangible assets could have a material non-cash adverse impact; doing business in foreign countries exposes us to additional risks; we may be unable to protect our trade secrets and other intellectual property rights; we may fail to respond adequately to changes in technology and customer demands; our business is heavily reliant upon communications networks and centralized information technology systems and the concentration of our systems creates risks for us; failure to maintain, upgrade and consolidate our information technology networks could adversely affect us; the misuse or theft of information we possess, including as a result of cyber security breaches, could harm our brand, reputation or competitive position; our success as an independent company will depend on our new senior management team, the ability of other new employees to learn their new roles, our ability to retain key members of our senior management team and other key personnel and to attract key personnel; we may face issues with our union employees; strategic transactions could be difficult to identify and implement; some or all of our deferred tax assets could expire if we experience an “ownership change” as defined in the Internal Revenue Code; we may experience fluctuations in our tax obligations and effective tax rate; changes to accounting rules or regulations may adversely affect our financial position and results of operations; we are exposed to a variety of claims and losses arising from our operations, and our insurance may not cover all or any portion of such claims; environmental, health and safety laws and regulations could materially adversely affect us; and decreases in government spending may have an adverse effect on us; • Risks related to our substantial indebtedness, such as: our substantial level of indebtedness could materially adversely affect our financial condition and ability to raise additional capital to fund our operations, limit our ability to react to changes in the economy or our industry or materially adversely affect our results, liquidity and ability to compete; and the secured nature of our indebtedness, which is secured by substantially all of our consolidated assets, could materially adversely affect our business and holders of our debt and equity; and • Other risks and uncertainties set forth in the Form 10-Q under “Risk Factors.” • All forward-looking statements are expressly qualified in their entirely by such cautionary statements. We do not undertake any obligation to release publicly any update or revision to any of the forward-looking statements. 3NYSE: HRI

Reconciliation to GAAP In addition to results calculated according to accounting principles generally accepted in the United States (“GAAP”), the Company has provided certain information in this release which is not calculated according to GAAP (“non-GAAP”), such as Adjusted EBITDA and certain revenue results excluding certain items. Management uses these non-GAAP measures to evaluate the operational performance of the Company, and believes that investors will likewise find these non-GAAP measures useful in evaluating the Company’s performance. These measures are frequently used by security analysts, institutional investors and other interested parties in the evaluation of companies in our industry. Non-GAAP measures should not be considered in isolation or as a substitute for our reported results prepared in accordance with GAAP and, as calculated, may not be comparable to similarly titled measures of other companies. For the definitions of these terms, further information about management’s use of these measures as well as a reconciliation of these non-GAAP measures to the most comparable GAAP financial measures, please see the Appendix to this presentation. Herc Holdings does not provide forward-looking guidance for certain financial measures on a GAAP basis or a reconciliation of forward- looking non-GAAP financial measures to the most directly comparable GAAP reported financial measures on a forward-looking basis because it is unable to predict certain items contained in the GAAP measures without unreasonable efforts. Certain items that impact net income (loss) cannot be predicted with reasonable certainty, such as restructuring and restructuring related charges, special tax items, borrowing levels (which affect interest expense), gains and losses from asset sales, the ultimate outcome of pending litigation and spin- related costs. 4NYSE: HRI

We aspire to be the supplier, employer and investment of choice in our industry. Spin Accomplished • Herc Rentals separated from Hertz’s rental car business on June 30, 2016 in a tax-free transaction and began trading on the NYSE on July 1, 2016 • As part of the transaction, Herc Rentals issued $1.235 billion in Senior Secured Second Priority Notes • Herc Rentals entered into a $1.75 billion ABL Revolving Credit Facility 5 NYSE: HRI NYSE: HRI

Unique Opportunity to Build Value Attractive long term industry fundamentals Significant opportunity for operational and financial improvement Commitment to disciplined capital management Strong asset base including $3.5 billion of OEC Strategically positioned to generate above market growth Strong brand recognition and reputation – 50+ years Industry savvy and experienced leadership team 6NYSE: HRI

Reinvigorated Organization With a Customer-Centric Culture and Increased Focus on Operating Efficiency and Safety Our Vision To ensure that end users of our equipment and services achieve optimal performance safely, efficiently and effectively. Our Mission Our Values We do what’s right. We’re in this together. We take responsibility. We achieve results. We prove ourselves every day. We aspire to be the supplier, employer and investment of choice in our industry. 7NYSE: HRI

Highly Experienced Leadership Team

EXECUTIVE LEADERSHIP
CEO, COO & CIO Have More Than 30 Years of Equipment Industry Experience



Larry Silber
CEO
35+ years



Barbara Brasier
CFO
30+ years



Bruce Dressel
COO
30+ years



Chris Cunningham
CHRO
30+ years



Richard Marani
CIO
30+ years



Maryann Waryjas
CLO
30+ years

Senior Staff Average Over 26 Years of Equipment and Related Industry Experience

Carlo Cavecchi	Paul Dickard	Elizabeth Higashi	Charles Miller	Nancy Merola	Jason Oosterbeek
VP, ProSolutions	*VP, Communications*	*VP, Investor Relations*	*VP, Operations*	*VP, Chief Accounting Officer*	*VP, Pricing & Sales Strategy*
30+ years	*25 years*	*30+ years*	*30+ years*	*30+ years*	*15+ years*

Regional Vice Presidents - Average of 24 Years of Industry Experience

Industry savvy and experienced leadership team

HercRentals™ NYSE: HRI 8

Company Overview

Company Snapshot

- One of the leading North American equipment rental companies
- Approximately 280 locations globally
- 4% market share in a highly fragmented market
- $1.6 billion in total revenue [1] (2015)
- $3.5 billion in fleet (OEC)
- ~ 4,600+ employees

N.A. Market Share [2]



United Rentals
13%
Sunbelt Rentals
7%
HercRentals
4%
9%
Top 4-10
Rest of Market
67%

2015 Market Size: ~$47 billion

Rental Revenue by Market [3]



Upstream Oil & Gas Branch Markets
16%
Key Markets
84%

Business Mix by Rental Revenue [4]



Industrial
21%
Construction
38%
Other Customers
41%

N.A. Customer Mix [5]



National Account
48%
Local Customer
52%

Fleet Mix by OEC [6]



ProSolutions and ProContractor Tools
16%
Core
84%

Herc Rentals is a diversified equipment rental company with a balanced business profile

1 FY 2015 excluding operations in France and Spain sold in October 2015.
2 Company estimates on North America (N.A.) market based on data from American Rental Association (ARA), IHS Global Insight, Rental Equipment Register (RER), Jefferies and competitors' public filings and presentations. 3 Upstream oil & gas and key markets (non-upstream oil & gas branch markets) for the three months ended June 30, 2016. 4 Q2-16 rental revenue. 5 Q2-16 N.A. rental revenue.
6 Average fleet original equipment cost (OEC) at June 30, 2016.

HercRentals™ NYSE: HRI 9

Market Leader with Significant Scale and Broad Footprint in North America Strong presence in growing regions 1 IHS Global Insight (July 2016) Locations are as of June 30, 2016. International operations are located in the United Kingdom, China, Saudi Arabia and Qatar. >6% 4-6% 2-4% 0-2% <0% Industry Rental Growth 1 4-Year CAGR Herc Rentals Location CONFIDENTIAL 10

Large, Diversified Rental Fleet $3.5 billion total fleet efficiently deployed with focus on utilization, margins and returns Note: Dollars in millions. 1 Average fleet original equipment cost (OEC) as of December 31, 2015. 2 45% of equipment over seven years old has been refurbished or re-manufactured. OEC of serialized fleet totals $3.3 billion as of December 31, 2015. Total OEC fleet is $3.5 billion as of June 30, 2016. 3 N.A. data as of December 31, 2015, June 30, 2015 and June 30, 2016. Diversified Fleet Mix1 Significant Recent Investment2 Increased Focus on ProSolutionsTM and ProContractor ToolsTM Results in Higher Returns3 Equipment Age (Years) $454 $3.3B $440 $581 $653 $439 $182 $36 $129 $192 $192 0-1 1-2 2-3 3-4 4-5 5-6 6-7 7-8 8-9 >9 Total FY 2015 Q2’15 Q2’16 Target Type % of OEC $ Ute. % of OEC % of OEC % Mix Change % of OEC Core 85% 34% 85% 84% (1%) 70% – 75% ProSolutionsTM 13% 45% 12% 13% +1% 25% – 30% ProContractor ToolsTM 2% 62% 3% 3% -- $ in millions Aerial 27% Earthmoving 19% Material Handling 17% Truck 11% Electrical 9% Other 17% 11NYSE: HRI

Quick Actions Result in Accelerating Profitability

Organizational Redesign

- Aligned sales, fleet and operations
- Established independent ProSolutions group
- Hired industry savvy leadership team

Fleet Optimization

- Focused on premium brands
- Reduced supplier count by 40%
- Created ProContractor Tools program
- Expanded ProSolutions business

Revenue Growth and Operational Efficiencies

- Increased focus on local accounts and regional density
- Opened four new greenfield locations
- Implemented operating model to reduce FUR
- Focused on new ancillary revenue opportunities

Sales Effectiveness

- Expanded sales force and optimized sales territories
- Salesforce.com implemented
- Aligned compensation to drive behaviors
- Implemented Optimus pricing system

Rapid action to strengthen organization, fleet, and sales effectiveness accelerated quarterly growth

HercRentals™ NYSE: HRI 12

(20%) (10%) 0% 10% 20% Q1 '14 Q2 '14 Q3 '14 Q4 '14 Q1 '15 Q2 '15 Q3 '15 Q4 '15 Q1 '16 Q2 '16 Upstream Oil & Gas Locations Key Markets (Non-Upstream Oil & Gas Locations) Upstream Oil & Gas Branch Markets 16% Key Markets 84% Addressing Weakness in Oil & Gas Markets Quick actions taken to reduce fleet and control costs in upstream oil & gas branch markets Rental Revenue Mix2 YoY % Change Q1’15 Q2’15 Q3’15 Q4’15 Q1’16 Q2’16 Key Markets (Excluding Upstream Oil & Gas Branch Markets) +12% +13% +13% +11% +12% +8% Upstream Oil & Gas Branch Markets (12%) (24%) (26%) (32%) (33%) (27%) Total 3% 0% 1% (1)% (1)% 0% (YoY% Change in OEC by Quarter) Oil & Gas as a % of Rental Revenue1 Fleet Evolution Rental Revenue Trends2 1 For the three months ended June 30, 2016. 2 Rental revenues exclude the impact of foreign currency translation and operations in France and Spain sold in October 2015. $ in millions $315 $330 $356 $353 $312 $330 Q1'15 Q2 '15 Q3'15 Q4 '15 Q1'16 Q2 '16 Upstream Oil & Gas Key Markets 13NYSE: HRI

Equipment Rental Industry CONFIDENTIAL 14

Strong Secular Equipment Rental Industry Growth Provides Unique Opportunity Strong market growth and further penetration of rental solutions expected to continue 1 IHS Global Insight, excludes Party & Event data. 2 Source: As reported by RER 100: Top Rental Equipment Companies of 2015 ranked by revenue. 3 Source: ARA. 4 Rental Penetration is defined as the percent of first cost equipment sold direct to rental companies vs other end users. 41% 48% 53% 2003 2008 2015 ($ in billions) as of July 2016• Market dynamics favor growing trend of customers renting vs. owning equipment - Frees up capital - Provides flexibility to adjust operations and cost base - Allows third party to fulfill fleet lifecycle management function - Outsource repair and maintenance of fleet • Herc benefits from a fragmented market and the advantage of scale North American Equipment Rental Market 1 North American Rental Penetration 3, 4 $4,949 $2,790 $1,411 $639 $559 $550 $450 $443 $442 $440 U n it e d R e n ta ls S u n b e lt R e n ta ls H o m e D e p o t B lu e L in e R e n ta ls Ma x im C ra n e R e n ta l C o rp S u n s ta te E q u ip m e n t H & E E q u ipme n t S e rv ic e s A h e rn R e n ta ls A g g re k o N o rt h A me ri c a Top 10 Equipment Rental Companies 2 Key Takeaways ($ in millions) As of May 2016 $36 $38 $38 $31 $32 $35 $38 $41 $44 $47 $49 $52 $54 $57 06 07 08 09 10 11 12 13 14 15 16E 17E 18E 19E As of February 2016 15NYSE: HRI

Construction and Industrial Outlook

Non-Residential Starts[1]



($ in billions)
as of July 2016
6.9% CAGR
$214
$218
$237
$262
2015
2016E
2017E
2018E

Construction Put in Place[2]



June 2016 YTD
6.2%
7.9%
7.6%
1.5%
Total Construction
Private Non-Residential
Residential
Public Construction

Architecture Billings Index[3]



Reading above 50 implies expansion
July 51.5
Jan-96
Jan-00
Jan-04
Jan-08
Jan-12
Jan-16

Construction and Industrial Outlook

- IHS outlook for 2016 equipment rental market declines to $49 billion from $50 billion projection[1]
- The projected CAGR through 2019 dropped to 4.9% from 5.3%[1]
- 2016 Non-Residential Starts slowing – but still positive
- The ABI Index remains above 50 at 51.5 as of July 2016
- Rental penetration versus purchase trends continue to grow

Construction Employment[4]



($ in thousands)
as of August 2016
5,999
6,652
Jan-14
Mar-14
May-14
Jul-14
Sep-14
Nov-14
Jan-15
Mar-15
May-15
Jul-15
Sep-15
Nov-15
Jan-16
Mar-16
May-16
Jul-16

Industrial Spending[5]



($ in millions)
as of August 2016
+ 2%
$302.6
$308.0
2015
2016E

Construction and industrial markets expected to grow

1 Dodge Analytics.
2 U.S consensus, not seasonally adjusted.
3 The American Institute of Architects (AIA), as released on August 17, 2016.
4 Bureau of Labor Statistics, all construction employment.
5 Industrial information resources.

HercRentals™ NYSE: HRI 16

Rental Rate Environment

Herc Rentals outperforms peers in 2016 pricing to date

Year-Over-Year Pricing *

	Worldwide	Key Markets
Q1'16	Flat	+ 1.2%
Q2'16	+0.5%	+ 1.7%

Key Drivers for Herc Rentals Pricing and Yield Opportunity

- Increased Local Penetration; Significant Price Premium ↑
- Fleet Diversification; Increased ProContractor Tools & ProSolutions ↑
- Enhanced Price Guidance Tools ↑
- Enhanced Customer Portfolio Management ↑
- Broader Customer Base ↑
- Compensation Aligned With Fleet Returns To Drive Behavior ↑

Favorable customer and fleet mix shift will drive higher returns with existing & new clients

* Year-over-year for the comparable period, excluding operations in France and Spain.

HercRentals™ NYSE: HRI 17

Long-Tenured National Account Portfolio Provides Stable Base of Business National Accounts by Tenure (Years) Over 1,800 National Accounts • Dedicated national account managers • Stable revenue base • Longer transactions 78% of National Accounts revenue are from accounts open 20+ years 3% 3% 5% 11% 78% 0-5 5-10 10-15 15-20 20+ National accounts provide a firm foundation upon which to build 2015 Sales by Account Type 2015 Local 50% National Accounts 50% Herc Rentals Path Forward CONFIDENTIAL 18

The Path Forward o Broaden customer base o Expand products and services o Increase density in large urban markets o Grow branch revenues through price management and ancillary services Improve Operating Efficiencies Enhance Customer Experience Expand and Diversify Revenues o Improve vendor management and fleet availability o Drive operating performance through higher margin mix and volume o Focus on safety, labor productivity and reduction of warranty and labor costs o Provide premium products and services o Introduce innovative technology solutions • Enable mobility • Enhance fleet monitoring 19NYSE: HRI

Broaden North America Customer Base

Sales Force Effectiveness	Attract New Customers
Optimize territories	Focus on higher return customer mix
Align compensation with initiatives	Target new account generation
Salesforce.com rollout	Further penetrate local customer base
Utilize price guidance tool	Align sales initiatives with fleet strategy
Increase "Boots on the ground"	Focus on ProSolutions and ProContractor Tools

Target Revenue Profile

2015 [1]


National
50%
Local
50%

Q2'16


National
48%
Local
52%

Target


National
40%
Local
60%

Over 1,800 national accounts

National accounts provide strong and stable base. Strategic sales initiatives are already delivering improved revenue, margins and utilization

1 FY 2015 rental revenue.

HercRentals™ NYSE: HRI 20

Q2 2015 Q1 2016 Improve North America Vendor Management and Fleet Availability Driving operational gains through buying efficiency and increased availability Consolidate Brands and OEMs Substantially Increased Fleet Available to Rent 40% # of Suppliers Lower vendor count = better leverage Simplification = lower operating expenses Lower FUR = lower capex and higher ROIC 1 point of FUR reduction = $35M Fleet available Fleet Unavailable for Rent (FUR) ~ 18.6% 18.1% 14.7% 13.3% 12.6% 10.0% 2013 2014 2015 Q1'16 Q2'16 Target 21NYSE: HRI Average Fleet Unavailable for Rent

ProSolutions and ProContractor Tools ~25-30% Core ~70-75% Expand Products and Services to Drive Higher Revenue and Margin 20151 ProSolutions and ProContractor Tools 15% Core 85% Target Focused on expanding ProSolutions and ProContractor Tools in N.A. 1 N.A. OEC fleet data as of December 31, 2015. 2 N.A. OEC fleet data as of June 30, 2016. 3 Industry data and estimates for rates and time utilization OEC $136,000 Monthly Rate $4,200 Time Utilization 75.0% Estimated Annual Revenue $37,800 Estimated $ Ute 28% OEC $10,500 Monthly Rate $1,600 Time Utilization 60.0% Estimated Annual Revenue $11,520 Estimated $ Ute 110% One Wheel Loader = $136,000 13 Floor Scrubbers = $136,500 Estimated Annual Revenue = $37,800 Estimated Annual Revenue = $149,760 Comparative Estimated Revenue and $ Utilization3 ProSolutions and ProContractor Tools 16% Core 84% Q2 2016 2 22NYSE: HRI

Increase Density in Large Urban Markets

Herc Rentals Footprint and Market Size by State[1]


BC
AB
SK
MB
ON
QC
WA
OR
ID
MT
WY
ND
SD
NE
MN
IA
WI
MI
IL
IN
OH
PA
NY
VT
NH
ME
MA
NJ
DE
MD
WV
VA
KY
NC
SC
GA
TN
AL
MS
AR
LA
MO
KS
OK
TX
NM
CO
UT
AZ
NV
CA
FL
$1 Billion +
$500 – $1 Billion
$250 – $500 Million
$100 – $250 Million
$100 Million or Less

Increase Volume in Existing Branches[1]

	Market Size	HERC Share	HERC Locations
Southern California	$2.2 bn	3%	9
Atlanta	$815 mm	4%	8

Add Branches to Existing Markets[1]

	Market Size	HERC Share	HERC Locations
Washington DC / Baltimore	$1.3 bn	2%	4
South Florida (Miami)	$853 mm	2%	4

Improve fleet mix → Higher operational leverage & flow through

\+

Increase # of branches → Reach more customers and rent more fleet

Flood the zone strategy in attractive markets is expected to increase revenue & EBITDA

1 IHS Global Insight market size. Locations as of June 30, 2016.

HercRentals™

NYSE: HRI

23

Drive Operating Performance through Higher Margin Mix and Volume 30% 40% 50% Small Medium Large Major Competitor Revenue / Branch <$2.5 Million $2.5 - $5.0 Million $5.0 - $10.0 Million Major Competitor’s Total Branches # of Branches3 81 109 80 897 Significant operating leverage in current N.A. branch footprint Increased Volume Drives Higher Profitability – Leveraging Branch Fixed Costs 1 Represents management estimates for weighted average N.A. branch EBITDA margins for FY 2015. 2 FY 2015 Adj. EBITDA margin and 4Q’15 number of branches of a major competitor based on public filings. 3 Branch count refers to North America only. EBITDA Margin by N.A. Branch Size 1 2 24NYSE: HRI

Supplier of Choice: Efficient, Effective and Safe Best in class brands combined with a comprehensive suite of services help customers work more efficiently, effectively and safely Consultive solutions Subject-matter experts Delivering Premium Products Delivering Solutions-Based Products and Services Providing Technology Solutions Mobile App launched July 1 − More than 8,000 registered users (to date) − Traction Herc Rentals Telematics (ProControl™) − Enhancement of telematics program underway Salesforce.com − Fully deployed throughout the North America organization − Qualified leads are pushed to sales teams − Provides platform for increasing collaboration across the sales organization Optimus − Pricing tool gaining acceptance and traction 25NYSE: HRI

Q2 2016 and YTD Highlights  Continued to right size fleet in upstream oil and gas markets and reduced non- premium brands  Made strategic changes to deemphasize low margin new equipment sales, including eliminating certain equipment distributorships  Opened four North America locations to support our urban market strategy  Implemented new rental equipment training programs to support our ProSolutions™ and ProContractor™ gear CONFIDENTIAL 26

Financial Overview 27

Q2 2016 Results 28 Equipment Rental Revenue • Reported $327.9 million in the quarter • Excluding operations in France & Spain and impact of foreign currency translation: o + 0.1% overall o + 8.1% in key markets1, which represented 84% of total Pricing • +0.5% YoY $ Utilization • 33.5%, a decrease of 50 bps YoY Revenue Earning Equipment – First Half • Acquisitions: $305.5 million • Disposals (at estimated OEC): $170 million NYSE: HRI 1 Key markets refer to those outside of the upstream oil and gas markets.

Q2 and YTD 2016 GAAP Summary 29NYSE: HRI $ in millions, except EPS Three months ended June 30, Six months ended June 30, 2016 2015 2016 2015 Rental revenue $ 327.9 $ 347.7 $ 635.7 $ 679.3 Total revenue 380.4 422.7 746.0 824.0 Adjusted EBITDA1 130.6 147.3 238.4 276.7 Net income (loss) (8.0) 10.6 (9.5) 12.3 Earnings (loss) per share (diluted) $ (0.28) $ 0.35 $ (0.34) $ 0.40 1 For a reconciliation to the closest GAAP equivalent, see Appendix beginning on slide 38.

1 For a reconciliation to the closest GAAP equivalent, see Appendix beginning on slide 38. Q2 and YTD 2016 Equipment Rental Revenues (excluding France and Spain and Foreign Currency Translation)1 30 Q2 Equipment Rental Revenue $ in millions $643.8 $641.6 0 100 200 300 400 500 600 700 800 900 2015 2016 YTD Equipment Rental Revenue  Key markets represented 84% of total rental revenue  Rental revenue in key markets increased 8.1%  Better-than-market revenue growth in key markets offset weakness in upstream oil and gas markets  Pricing increased 0.5% YoY  Key markets represented 82% of total rental revenue  Rental revenue in key markets increased 9.9% YTD  Continued weakness in upstream oil and gas markets eroded growth in key markets Q2 Equipment Rental Revenue Bridge YTD Equipment Rental Revenue Bridge NYSE: HRI 328 328 328 329 329 329 329 329 330 330 330 2015 2016 $329.8 $329.4 $20.8 $47.4 0.1% YoY (0.3%) YoY 329.8 $20.4 $329.4 2015 Key Markets Oil and Gas 2016 $ 641.6 $49.6 $643.8 0 100 200 300 400 500 600 700 2015 Key Markets Oil and Gas 2016 Q2 Highlights YTD Highlights

Q2 and YTD 2016 Total Revenues (excluding France and Spain and Foreign Currency Translation)1 31NYSE: HRI  YTD rental revenues were about flat  Used equipment sales declined YoY because the amount of fleet ready for disposal was lower  New equipment sales were also lower due to focus on higher margin rental activities $406.7 $382.8 0 100 200 300 400 500 600 700 800 900 2015 2016 Q2 Total Revenues $406.7 Q2 Total Revenue Bridge $783.5 $753.3 0 100 200 300 400 500 600 700 800 900 2015 2016 YTD Total Revenues $783.5 YTD Total Revenue Bridge $ in millions (5.9%) YoY (3.9%) YoY 1 For a reconciliation to the closest GAAP equivalent, see Appendix beginning on slide 38. $753.3 $2.2 $22.2 $4.9 $0.9 $783.5 2015 Equipment rental revenue Sales of revenue earning equipment Sales of new equipment Other 2016 $382.8 $0.4 $19.4 $4.3 $0.6 $406.7 2015 Equipment rental revenue Sales of revenue earning equipment Sales of new equipment Other 2016 Q2 and YTD Highlights

Q2 and YTD 2016 Adjusted EBITDA (excluding France and Spain and Foreign Currency Translation) 1 32NYSE: HRI Q2 Adjusted EBITDA YTD Adjusted EBITDA $267.3 $239.7 $9.4 0 50 100 150 200 250 300 350 400 2015 2016 $147.3  Higher proportion of sales through auction channels  Oversupply of certain categories of used equipment $ in millions $131.1 2015 2016 $142.2 $267.3 Q2 Adjusted EBITDA Bridge YTD Adjusted EBITDA Bridge $131.1 $11.6 $11.8 $10.0 $1.3 $142.2 0 20 40 60 80 100 120 140 160 2015 Gain (loss) on sales of revenue earning equipment Key Markets Oil and Gas Other 2016 (7.8%) YoY (10.3%) YoY 1 For a reconciliation to the closest GAAP equivalent, see Appendix beginning on slide 38. $239.7 $25.0 $24.8 $28.0 $0.6 $267.3 100 120 140 160 180 200 220 240 260 280 300 2015 Gain (loss) on sales of revenue earning equipment Key Markets Oil and Gas Other 2016 Q2 and YTD Highlights

Revenue Earning Equipment 33 Average fleet original equipment cost (OEC). NYSE: HRI  Herc Rentals acquired $305.5 million of OEC in the first half of 2016 compared to $437.3 million in 2015  Additions were managed prudently as we improved FUR and absorbed oil and gas fleet while continuing to add fleet for ProSolutions™ and ProContractor™ equipment to improve our fleet and customer mix and $ utilization going forward  Proceeds from disposals of equipment amounted to $62.8 million (approximately $170 million OEC) in the first half of 2016 as we continued to right size our upstream oil and gas fleet and dispose of non-premium brands of gear that increased our FUR 2016 2015 $ Variance Acquisition of revenue earning equipment $ 305.5 $ 437.3 $ 131.8 Proceeds from disposal of revenue earning equipment $ (62.8) $ (100.7) $ (37.9) Net Fleet Expenditures $ 242.7 $ 336.6 $ 93.9 First half 2016 OEC is approximately $3.5 billion, up about 3% versus the first half of 2015 Six months ended June, 30$ in millions

Debt Ample liquidity and long-dated maturities provide financial flexibility 1 Total ABL facility size of $1,750 million. $ in millions As of June 30, 2016 Borrowing Against New Senior ABL 1 $ 839 7.50% Senior Secured Second Priority Notes due 2022 610 7.75% Senior Secured Priority Notes due 2024 625 Capital Leases 79 Total Debt $ 2,153 Cash and cash equivalents $43 Net Debt $ 2,110 34 Borrowing Availability Under ABL: $838 million NYSE: HRI

Key Initiatives Fueling Profitability and ROIC Long term, Adjusted EBITDA is targeted to meet or exceed peer metrics with ROIC expected to exceed cost of capital Improvement Opportunity Initiatives underway Shift Equipment Portfolio Mix  Adding ProSolutions and ProContractor Tools equipment to fleet expected to improve $ utilization Ancillary Revenue  Driving transportation, Rental Protection Plan, environmental fees and other ancillary revenue Branch Density / Scale  Maximizing operational leverage Labor Productivity  Improving Field Labor productivity in O&G and Key Markets Leverage Buying Power  Realizing procurement savings through vendor consolidation Price and Yield  Utilizing proprietary tool to maximize yield Operational Efficiency  Reducing internal and external repair costs, improving warranty recovery, and increasing productivity 35

Transformation in Process Implementing initiatives to improve operating efficiencies and drive revenue growth Built an organization to support stand alone public company requirements Positioned organization for transformation 36NYSE: HRI

Our Vision Employer of Choice Supplier of Choice Investment of Choice 37NYSE: HRI

Appendix 38NYSE: HRI

Glossary of Terms Commonly Used in the Industry 39NYSE: HRI OEC: Original Equipment Cost; the cost of the asset at the time it was first purchased.1 Fleet Age: The OEC weighted age of the entire fleet. 2 Net Fleet Capex: Capital expenditures of revenue earning equipment minus the proceeds from disposal of revenue earning equipment. 3 Dollar Utilization ($ Ute): Dollar utilization means revenue derived from the rental of equipment divided by the original cost of the equipment (OEC) including additional capitalized refurbishment costs (with the basis of refurbished assets reset at the refurbishment date). 4 Pricing: Change in pure pricing achieved in one period vs another period. This is applied both to year-over-year and sequentially. Rental rates are calculated based on the category class rate variance achieved either year-over-year or sequentially for any fleet that qualifies for the fleet base and weighted by the prior year revenue mix, on a constant currency basis. 5 FUR: Fleet unavailable for rent. 6

Reconciliation of Net Income to EBITDA and Adjusted EBITDA 40NYSE: HRI EBITDA and Adjusted EBITDA are not recognized terms under GAAP and do not purport to be alternatives to the most comparable GAAP amounts. Further, since all companies do not use identical calculations, our definition and presentation of these measures may not be comparable to similarly titled measures reported by other companies. EBITDA and Adjusted EBITDA - EBITDA represents the sum of net income, provision for income taxes, interest expense, net, depreciation of revenue earning equipment and non-rental depreciation and amortization. Adjusted EBITDA represents EBITDA plus the sum of merger and acquisition related costs, restructuring and restructuring related charges, spin-off costs, non-cash stock based compensation charges, loss on extinguishment of debt, and impairment charges. Management uses EBITDA and adjusted EBITDA to evaluate operating performance and period- over-period performance of our core business without regard to potential distortions. Additionally, management believes that EBITDA and adjusted EBITDA help investors gain an understanding of the factors and trends affecting our ongoing cash earnings, from which capital investments are made and debt is serviced. However, EBITDA and adjusted EBITDA do not purport to be alternatives to net earnings as an indicator of operating performance, nor to cash flows from operating activities as a measure of liquidity.

Reconciliation of Net Income to EBITDA and Adjusted EBITDA 41 $ in millions Three months ended June 30, Six months ended June 30, 2016 2015 2016 2015 Net income (loss) $ (8.0) $ 10.6 $ (9.5) $ 12.3 Provision for income taxes 5.3 9.0 5.3 14.0 Interest expense, net 13.3 9.0 19.8 18.5 Depreciation of revenue earning equipment 84.2 86.6 166.0 169.7 Non-rental depreciation and amortization 10.6 19.1 21.1 37.9 EBITDA 105.4 134.3 202.7 252.4 Restructuring charges 3.1 0.3 3.4 1.0 Restructuring related charges 1 2.7 5.6 2.7 6.7 Spin-off costs 17.7 6.4 26.9 15.7 Non-cash stock-based compensation charges 1.7 0.7 2.7 0.9 Adjusted EBITDA $ 130.6 $ 147.3 $ 238.4 $ 276.7 NYSE: HRI 1 Represents incremental costs incurred directly supporting restructuring initiatives.

42 Six months ended June 30, 2016 Actual Sale of France and Spain Foreign Currency Translation Six months ended June 30, 2016 Adjusted Total revenues $ 746.0 $ 0 $ 7.3 $ 753.3 Equipment rental revenue 635.7 0 5.9 641.6 Adjusted EBITDA 238.4 0 1.3 239.7 Reconciliation to Adjust for Divestitures and Foreign Currency Translation NYSE: HRI Six months ended June 30, 2015 Actual Sale of France and Spain Foreign Currency Translation Six months ended June 30, 2015 Adjusted Total revenues $ 824.0 $ (40.5) $ 0 $ 783.5 Equipment rental revenue 679.3 (35.5) 0 643.8 Adjusted EBITDA 276.7 (9.4) 0 267.3 $ in millions Three months ended June 30, 2016 Actual Sale of France and Spain Foreign Currency Translation Three months ended June 30, 2016 Adjusted Total revenues $ 380.4 $ 0 $ 2.4 $ 382.8 Equipment rental revenue 327.9 0 1.9 329.8 Adjusted EBITDA 130.6 0 0.5 131.1 Three months ended June 30, 2015 Actual Sale of France and Spain Foreign Currency Translation Three months ended June 30, 2015 Adjusted Total revenues $ 422.7 $ (16.0) $ 0 $ 406.7 Equipment rental revenue 347.7 (18.3) 0 329.4 Adjusted EBITDA 147.3 (5.1) 0 142.2 $ in millions $ in millions $ in millions $ in millions

43 Q1 2015 Q2 2015 Q3 2015 Q4 2015 Full Year Equipment Rentals $ 331.6 $ 347.7 $ 373.1 $ 359.2 $1,411.6 France & Spain (17.2) (18.3) (17.6) (6.5) (59.6) Equipment Rentals excluding France & Spain operations $ 314.4 $ 329.4 $ 355.5 $ 352.7 $ 1,352.0 2015 Quarterly Reconciliation excluding France & Spain 1 $ in millions Q1 2015 Q2 2015 Q3 2015 Q4 2015 Full Year Income (loss) before income taxes $ 6.7 $ 19.6 $ 35.5 $ 95.1 $156.9 France & Spain 3.3 2.0 2.1 (49.8) (42.4) Income (loss) before income taxes excluding France & Spain operations $ 10.0 $ 21.6 $ 37.6 $ 45.3 $ 114.5 Q1 2015 Q2 2015 Q3 2015 Q4 2015 Full Year Adjusted EBITDA $ 129.4 $ 147.3 $ 160.2 $ 163.7 $600.6 France & Spain (4.3) (5.1) (5.2) (2.1) (16.7) Adjusted EBITDA excluding France & Spain operations $ 125.1 $ 142.2 $ 155.0 $ 161.6 $ 583.9 NYSE: HRI Q1 2015 Q2 2015 Q3 2015 Q4 2015 Full Year Total Revenues $ 401.3 $ 422.7 $ 431.8 $ 422.4 $1,678.2 France & Spain (24.5) (16.0) (19.4) (9.9) (69.8) Total Revenues excluding France & Spain operations $ 376.8 $ 406.7 $ 412.4 $ 412.5 $ 1,608.4 1 Historical quarterly results reflect divested operations in France and Spain sold in October 2015.

Herc Rentals Corporate History & Key Events

Growth / Consolidation | **Financial Crisis** | **Strategic Changes** | **Path Forward**

- **1965** – Herc Rentals Founded
- **1968** – Introduced industry-first National Accounts program
- **1973** – Rolled out new standardized locations
- **1979** – Entered industrial equipment rental & leasing markets
- **1989** – Entered France and Spain
- **1992** – **New HERC President named**
- **1997** – **New HERC President named**; Launched HertzEquip.com
- **1998** – Expanded into Canada with acquisition of Certified Rentals and Matthews Equipment Ltd.; Acquired BIG RENTS
- **2000** – Acquired AA Rentals; Acquired Service Pump and Compressor
- **2001** – Ford acquired Hertz
- **2003** – Launched full-scale general rental program and facilities renovation
- **2004** – Energy Services Group debuted
- **2005** – Hertz acquired by Private Equity Consortium; Crossed 300-location milestone in U.S. and Canada
- **2006** – Hertz IPO; **New Hertz CEO named**
- **2008** – Launched industry-first online rental account management; Launched Entertainment Services; Entered China
- **2010** – Industry first mobile-friendly website
- **2011** – **New HERC President named**
- **2012** – Acquired Cinelease; Acquired Force Pumps
- **2014** – **New HERC CEO named in June**; Hertz announced spin-off of rental equipment business
- **2015** – **Larry Silber named HERC CEO and began building new senior team and organization**; Sold operations in France and Spain

Over 50 years of outstanding legacy – strong foundation for the next chapter

HercRentals™ CONFIDENTIAL 44

45NYSE: HRI